UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Warrants to purchase 1.034999 shares of Class A common stock, at an exercise price of $11.50 per share	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

The information in this Report set forth under Item 2.03 regarding the Katmandu Loans is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On April 9, 2024, Falcon’s Beyond Global, Inc. (the “Company”), through its wholly-owned subsidiary, Falcon’s Beyond Global, LLC, (the “Borrower”) entered into (i) a term loan agreement with Katmandu Ventures, LLC (“Katmandu Ventures”), a greater than 10% shareholder of the Company, pursuant to which Katmandu Ventures has made a loan to the Borrower in the principal amount of approximately $7.2 million (the “Katmandu Ventures Loan”), and (ii) a term loan agreement with Universal Kat Holdings, LLC (“Universal Kat”), pursuant to which Universal Kat has made a loan to the Borrower in the principal amount of approximately $1.3 million (the “Universal Kat Loan”). The Katmandu Ventures Loan and the Universal Kat Loan are both unsecured, non-convertible, bear interest at a rate of 8.875% per annum, payable quarterly in arrears, and will mature on March 31, 2025. Approximately $5.4 million of the combined proceeds of the Katmandu Ventures Loan and the Universal Kat Loan was used to repay a portion of the loans outstanding under the Company’s existing $10.0 million revolving credit arrangement with Infinite Acquisitions Partners LLC, a greater than 10% shareholder of the Company. The remaining proceeds of the Katmandu Ventures Loan and the Universal Kat Loan will be used for general working capital and corporate purposes.

The foregoing descriptions of the Katmandu Ventures Loan and Universal Kat Loan do not purport to be complete and are qualified in their entirety by reference to the term loan agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	Loan Agreement, dated as of April 9, 2024, entered into by and among Falcon’s Beyond Global, LLC and Katmandu Ventures, LLC.
10.2*	Loan Agreement, dated as of April 9, 2024, entered into by and among Falcon’s Beyond Global, LLC and Universal Kat Holdings, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2024	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer & Corporate Secretary

2